SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

                           King Pharmaceuticals Inc.
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               (Name of Registrant as Specified In Its Charter)

                                                        N/A
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3)    Filing Party:
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         (4)    Date Filed:
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                             [TOP OF CARD - FRONT]


               SIGN, DATE AND RETURN THE WHITE PROXY CARD TODAY.

      REGARDLESS OF HOW MANY SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT.
                                             ---------------------------


                                  IMPORTANT!
                                  ----------

1. VOTE EACH WHITE PROXY CARD received since each account must be voted separately. Only your latest dated proxy counts.

2.   SIGN your proxy exactly as your name appears hereon.

       Joint Owners: If shares are registered in the name of more than one person, each person should sign the proxy.

       Include Your Title or Authority: If signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give your full title as such.

3. DATE your proxy.

4. RETURN your proxy card in the enclosed envelope.





                               PLEASE ACT TODAY

                            YOUR VOTE IS IMPORTANT

     IF YOU HAVE ANY QUESTIONS ON HOW TO VOTE YOUR SHARES, PLEASE CALL OUR
                               PROXY SOLICITORS:
                INNISFREE M&A INCORPORATED AT (877) 750-9497 OR
         GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT (877) 255-0074

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                             [TOP OF CARD - BACK]

                          KING PHARMACEUTICALS, INC.
                        SPECIAL MEETING OF SHAREHOLDERS

                        PLEASE SIGN, DATE AND MAIL YOUR
                  WHITE PROXY CARD BACK AS SOON AS POSSIBLE!




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                             [PROXY CARD - FRONT]
                               WHITE PROXY CARD
                          KING PHARMACEUTICALS, INC.

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                          KING PHARMACEUTICALS, INC.
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                              TO BE HELD [ DATE ]


     The undersigned hereby appoints [ ] and [ ], each with full power to act without the other, as proxies, with full power of substitution and resubstitution, for and in the name of the undersigned to vote and act with respect to all shares of common stock of KING PHARMACEUTICALS, INC. ("King") standing in the name of the undersigned on October 21, 2004, or with respect to which the undersigned is entitled to vote and act, at the Special Meeting of Shareholders of King to be held [ DATE ], at [ TIME ] local time at [ ADDRESS ], and at any and all adjournments, postponements or reschedulings thereof, with all the powers the undersigned would possess if personally present, and particularly, but without limiting the generality of the foregoing.

     The undersigned hereby revokes all proxies heretofore given by the undersigned to vote or act at said meeting, and hereby ratifies and confirms all that the proxy holders identified on the reverse side, or their substitutes, or any of them, may lawfully do by virtue hereof. Receipt is hereby acknowledged of the notice of special meeting and the joint proxy statement/prospectus of Mylan Laboratories Inc. and King Pharmaceuticals, Inc.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


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                                                              WHITE PROXY CARD
                              [PROXY CARD - BACK]

THE KING BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 1 BELOW.

1. To approve and adopt the Agreement and Plan of Merger dated as of July 23, 2004, by and mong Mylan Laboratories Inc. ("Mylan"), Summit Merger Corporation (a wholly-owned subsidiary of Mylan) and King, and approve the merger contemplated by the merger agreement, aursuant to which King would become a direct, wholly-owned subsidiary of Mylan and each then sutstanding share of King common stock (other than shares held by King or Mylan) would be ponverted into the right to receive 0.9 shares of Mylan common stock, plus cash in lieu of oractional shares:

     FOR ____ AGAINST ____ ABSTAIN ____

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. THIS PROXY WILL BE VOTED FOR ITEM 1 IF NO CHOICE IS SPECIFIED. IN ADDITION, THIS PROXY WILL BE VOTED UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, AND AT ANY AND ALL ADJOURNMENTS, POSTPONEMENTS OR RESCHEDULINGS THEREOF (INCLUDING ADJOURNMENTS TO SOLICIT ADDITIONAL PROXIES).

     PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

SIGNATURE(S)_________________________________ DATE________________________,2004
SIGNATURE(S)_________________________________ TITLE____________________________

NOTE: Please sign exactly as your name or names appear on the proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian or in any other fiduciary or representative capacity, please give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer giving full title as such. If signer is a partnership, please sign in the partnership's name by an authorized person.


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